Income Taxes	6 Months Ended
Jun. 30, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Eneti Inc. is incorporated in the Republic of the Marshall Islands, and in accordance with the income tax laws of the Marshall Islands, is not subject to Marshall Islands income tax. The Company, through its Seajacks business, operates in various countries and records income taxes based upon the tax laws and rates of the countries in which it operates and earns income.
The liability method is used to account for income taxes. Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the tax rates that will be in effect when the differences are expected to reverse. Valuation allowances are established when necessary to reduce deferred tax assets to amounts which are more likely than not to be realized.
Income tax expense for the six months ended June 30, 2023 and 2022 consisted of the following components (dollars in thousands).

	Six Months Ended June 30,
	2023	2022
Current
Foreign	$665	$(589)

Deferred
Foreign	$3,638	$—

Total	$4,303	$(589)

(Loss) income before income taxes for the six months ended June 30, 2023 and 2022 consisted of the following (dollars in thousands).

	Six Months Ended June 30,
	2023	2022
Foreign	$(63,099)	$56,287
Total	$(63,099)	$56,287

The components of the Company’s net deferred tax asset at June 30, 2023 and December 31, 2022 are as follows (dollars in thousands):

	June 30, 2023	December 31, 2022
Deferred tax assets
Net operating loss and capital loss carryover	$56,758	$53,165
Depreciation	66,208	42,603
Other	9,705	6,741
Total deferred tax assets	$132,671	$102,509
Less: Valuation allowance	(132,671)	(102,509)
Total deferred tax assets, net of valuation allowance	$—	$—
Total deferred tax liabilities	$14,557	$—
Net deferred tax liability	$(14,557)	$—

Under ASC 740, Income Taxes, the Company regularly assesses the need for a valuation allowance against its deferred taxes. In making that assessment, both positive and negative evidence is considered related to the likelihood of realization of the deferred tax assets to determine, based on the weight of available evidence, whether it is more-likely than not that some or all of its deferred tax assets will not be realized. In evaluating the need for a valuation allowance, the Company considered its cumulative pre-tax losses in a jurisdiction over the previous years as a significant piece of negative evidence. Prevailing accounting guidance limits the ability to consider other subjective evidence to support deferred tax assets, such as projections of future profits, when objective verifiable evidence such as a cumulative loss exists. As a result, the Company recorded a full valuation allowance against its deferred tax assets in jurisdictions where evidence supports the deferred tax assets are not more likely than not to be realized.

The deferred tax liability relates to the difference in tax and book value for a vessel operating in Japan.

Net operating loss carryforwards expire as follows (dollars in thousands):

	Amount	Years remaining
United Kingdom	$227,031	Indefinite
Japan	10,949	Indefinite
Total	$237,980

The effective tax rate amounts to (7.0)% compared to a statutory income tax rate of the parent entity Eneti Inc. of 0%. The United Kingdom jurisdiction group activities does not give rise to a current tax liability as there was a sufficient tax loss position. Given the full valuation allowance on the deferred tax positions, all deferred taxes movements are not recognized in the period.